UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2016

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 28, 2016, MaxLinear, Inc. (“MaxLinear”) filed a Current Report on Form 8-K (the “Form 8-K”) disclosing that MaxLinear entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Microsemi Storage Solutions, Inc., formerly known as PMC-Sierra, Inc., (“Microsemi”) and consummated the transactions contemplated by the Asset Purchase Agreement. Pursuant to the Asset Purchase Agreement, Microsemi sold (and caused its applicable subsidiaries to sell) to MaxLinear (or to MaxLinear's applicable subsidiary designees) certain assets of Microsemi’s (or its applicable subsidiaries’) Wireless Infrastructure Access Line Business and MaxLinear (or MaxLinear’s applicable subsidiary designee) assumed certain liabilities associated with the Wireless Infrastructure Access Line Business. This amendment to the Form 8-K, or Form 8-K/A, is being filed for the purpose of satisfying MaxLinear's undertaking to file the financial statements and pro forma combined financial statements required by Item 9.01 of Form 8-K, and this Form 8-K/A should be read in conjunction with the Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Form 8-K, and MaxLinear has not updated any information contained therein to reflect events that have occurred since the date of the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Abbreviated Financial Statements of Business Acquired.

The audited abbreviated financial statements of the Wireless Infrastructure Access Line Business as of December 26, 2015 and for the year then ended, the notes related thereto and the related independent auditors’ report of Ernst & Young LLP, and the unaudited abbreviated financial statements of the Wireless Infrastructure Access Line Business as of April 3, 2016 and for the three months ended April 3, 2016 and March 28, 2015, and related notes thereto, are filed as Exhibit 99.1 to this report. The consent of Ernst & Young LLP is attached as Exhibit 23.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet as of March 31, 2016 and the unaudited pro forma combined statements of operations of MaxLinear, Inc. and the Wireless Infrastructure Access Line Business for the year ended December 31, 2015 and for the three months ended March 31, 2016, and the notes related thereto, are filed as Exhibit 99.2 to this report.

(c) Exhibits.

Exhibit	Description
23.1	Consent of Ernst & Young LLP
99.1
Abbreviated financial statements of the Wireless Infrastructure Access Line Business as of and for the year ended December 26, 2015 (audited) and as of April 3, 2016 and for the three months ended April 3, 2016 and March 28, 2015 (unaudited)

99.2
Pro forma combined financial statements of MaxLinear, Inc. and the Wireless Infrastructure Access Line Business as of March 31, 2016 (unaudited) and for the three months then ended (unaudited) and for the year ended December 31, 2015(unaudited)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	June 20, 2016	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Adam C. Spice
Adam C. Spice
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1
Abbreviated financial statements of the Wireless Infrastructure Access Line Business as of and for the year ended December 26, 2015 (audited) and as of April 3, 2016 and for the three months ended April 3, 2016 and March 28, 2015 (unaudited)

99.2
Pro forma combined financial statements of MaxLinear, Inc. and the Wireless Infrastructure Access Line Business as of March 31, 2016 (unaudited) and for the three months then ended (unaudited) and for the year ended December 31, 2015(unaudited)